Exhibit 99.1

Choice Hotels International Announces CEO Transition

Patrick Pacious Steps Down as President and Chief Executive Officer

Chief Growth & Strategy Officer Dominic Dragisich Appointed Interim Chief Executive Officer

Company Reaffirms Full Year 2026 Financial Guidance

NORTH BETHESDA, Md., May 20, 2026 – Choice Hotels International, Inc. (“Choice Hotels” or “the Company”) (NYSE: CHH), one of the world’s largest lodging franchisors, today announced a leadership transition under which Patrick Pacious will step down as President and Chief Executive Officer. Pacious will serve as an advisor to the Company through August 31, 2026, to support the transition. The Company’s Board of Directors has appointed Dominic Dragisich, Chief Growth & Strategy Officer, as Interim Chief Executive Officer, effective May 20, 2026.

The Board will conduct a comprehensive search in partnership with a leading executive search firm to identify the Company’s next Chief Executive Officer and will consider all qualified internal and external candidates.

Over the course of his nearly 21-year tenure with Choice Hotels, including as President and Chief Executive Officer since 2017, Pacious has led a period of significant growth and transformation for the Company. Under his leadership, Choice Hotels expanded its portfolio from 11 to 22 brands, grew its presence in the upscale and extended-stay segments through the acquisitions of WoodSpring Suites and Radisson Hotels Americas, established a high growth direct franchising international platform, advanced franchisee-focused technology and digital initiatives, and more than doubled adjusted EBITDA.

“Leading Choice Hotels has been the greatest privilege of my career,” said Pacious. “Together, we have built a higher-quality portfolio of hotels, a more accretive, diverse pipeline, and a capital-light model that enables the Company to capture significant opportunities ahead. Having laid the foundation for a customer-centric, AI-enabled business, in alignment with our long-term strategic plan, now is the right time for a new leader to guide Choice Hotels into its next phase of growth. I look forward to partnering with the Board, Dom and the entire leadership team to facilitate a smooth transition.”

“Pat’s leadership has helped define a new era for Choice Hotels. Through strategic acquisitions, disciplined portfolio growth, international expansion, and a relentless focus on franchisee success, Choice has become a more resilient and diversified company,” said Stewart W. Bainum, Jr., Chairman of the Board of Directors for Choice Hotels International. “On behalf of the Board, the Bainum family and other shareholders, we thank Pat for his leadership, vision, and many contributions.”

Bainum added, “Choice Hotels is a stronger Company today with a solid operational and financial foundation, a talented leadership team and significant long-term growth potential. The Board has full confidence in Dom’s leadership and the Company’s continued momentum as we conduct a comprehensive search process for Choice’s next CEO.”

Before becoming Chief Growth & Strategy Officer, Dragisich previously served as EVP, Operations and Chief Global Brand Officer and as the Company’s Chief Financial Officer from 2017 to 2023. Dragisich has helped lead the Company’s strategic evolution, overseeing transformative acquisitions and other major growth initiatives to enhance long-term value.

“I am honored to step into the role of Interim CEO and look forward to building on the Company’s strong foundation. We remain focused on delivering long-term value for our franchisees and shareholders and creating great experiences for our guests and associates,” said Dragisich.

Reaffirms Full-Year 2026 Outlook

In connection with today’s announcement, the Company is reaffirming its full-year 2026 financial outlook provided in the Company’s first quarter 2026 earnings results reported on April 30, 2026. The Company remains focused on executing its strategic priorities, driving franchisee success, and delivering long-term shareholder value.

About Choice Hotels®

Choice Hotels International, Inc. (NYSE: CHH), is one of the largest lodging franchisors in the world, with over 7,500 hotels, representing more than 650,000 rooms, in 51 countries and territories. A wide-ranging portfolio of 22 brands that includes full-service upper upscale, midscale, extended stay, and economy properties enables Choice® to meet travelers’ needs in more places and for more occasions while driving more value for franchise owners and shareholders. The award-winning Choice Privileges® rewards program and co-brand credit card options provide members with a fast and easy way to earn reward nights and personalized perks. For more information, visit www.choicehotels.com.

Forward-looking Statements

Information set forth herein includes “forward-looking statements.” Certain, but not necessarily all, of such forward-looking statements can be identified by the use of forward-looking terminology, such as “expect,” “estimate,” “believe,” “anticipate,” “should,” “will,” “forecast,” “plan,” “project,” “assume,” or similar words of futurity. All statements other than historical facts are forward-looking statements. These forward-looking statements are based on management’s current beliefs, assumptions, and expectations regarding future events, which in turn are based on information currently available to management. Such statements may relate to Choice’s financial outlook, adjusted EBITDA, leadership transition process, strategic plans, artificial intelligence technologies, value creation, growth rate and plans related thereto, among other matters. We caution you not to place undue reliance on any such forward-looking statements. Forward-looking statements do not guarantee future performance and involve known and unknown risks, uncertainties, and other factors.

Several factors could cause our actual results, performance or achievements to differ materially from those expressed in or contemplated by the forward-looking statements. Such risks include, but are not limited to, changes to general, U.S. and foreign economic conditions, including access to liquidity and capital; changes in consumer demand and confidence, including consumer discretionary spending and the demand for travel, transient and group business; the timing and amount of future dividends and share repurchases; future U.S. or global outbreaks of epidemics, pandemics or contagious diseases or fear of such outbreaks, and the related impact on the global hospitality industry, particularly but not exclusively the U.S. travel market; changes in law and regulation applicable to the travel, lodging or franchising industries, including with respect to the status of our relationship with employees of our franchisees; the potential impact of new laws and regulations generally, including, without limitation, those relating to taxes, wages, labor and immigration; foreign currency fluctuations; changes in global interest rates and rate differentials; variability and unpredictability in trade relations, sanctions, tariffs or other trade controls; the federal government funding lapse and related government shutdowns; impairments or declines in the value of our assets; our assumptions underlying our critical accounting estimates; operating risks common in the travel, lodging or franchising industries; changes to the desirability of our brands as viewed by hotel operators and customers; changes to the terms or termination of our contracts with franchisees and our relationships with our franchisees; our ability to keep pace with improvements in technology utilized for our marketing and reservation systems and other operating systems; our ability to grow our franchise system; exposure to risks related to our hotel development, financing, franchise agreement acquisition costs and ownership activities; exposures to risks associated with our investments in new businesses; fluctuations in the supply and demand for hotel rooms; our ability to realize anticipated benefits from acquired businesses; impairments or losses relating to acquired businesses; the level of acceptance of alternative growth strategies we may implement; the impact of inflation; cyber security and data breach risks; introduction and integration of artificial intelligence technologies; climate change; our sustainability strategy; ownership and financing activities; hotel closures or financial difficulties of our franchisees; operating risks associated with our international operations; political instability, conflicts and terrorism; labor shortages; the outcome of litigation; and our ability to effectively manage our indebtedness and secure our indebtedness.

These and other risk factors are discussed in detail in the company’s filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Investor Contact

Allie Summers, Senior Director, Investor Relations

IR@choicehotels.com

Media Contact

Dana Stambaugh, Senior Director, Strategic Communications & PR

MediaRelations@choicehotels.com